MAINSTAY FUNDS TRUST

MainStay Epoch U.S. Equity Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund

Supplement dated November 10, 2009 ("Supplement")
to the Prospectus dated November 10, 2009 ("Prospectus")

This Supplement updates certain information contained in the above-dated Prospectus for the funds named above (the "Funds"), each a series of MainStay Funds Trust.  You may obtain copies of the Prospectus and the Statement of Additional Information applicable to the Funds free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782) or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

Closure of Funds to New Investors

The Funds are currently closed to all new investors. The Funds will open to accept initial seed capital and to accept shareholders transitioning into the Funds as part of the Reorganizations discussed on page 4 of the Prospectus on November 13, 2009.  The Funds will open to all other purchases on November 16, 2009.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.